EXHIBIT 99.5

SCHEDULE I

                  The following form documents (hereinafter collectively referred to as the “Per Aircraft Form Documents”) have been incorporated by reference into this filing: (a) Form of Participation Agreement (Participation Agreement among Delta Air Lines, Inc. (the “Company”), U.S. Bank Trust National Association, as Pass Through Trustee under each of the Pass Through Trust Agreements (the “Pass Through Trustee”), U.S. Bank Trust National Association, as Subordination Agent (the “Subordination Agent”), U.S. Bank Trust National Association, as Loan Trustee (“Loan Trustee”), and U.S. Bank Trust National Association, in its individual capacity as set forth therein (“U.S. Bank Trust”) (Filed as Exhibit 4.14 to Delta’s Current Report on Form 8-K as filed on October 17, 2007); (b) Form of Indenture and Security Agreement (Indenture and Security Agreement between the Company and the Loan Trustee (Filed as Exhibit 4.15 to Delta’s Current Report on Form 8-K as filed on October 17, 2007); and (c) Form of Series 2007-1 Equipment Notes (included in Exhibit 4.14 to Delta’s Current Report on Form 8-K as filed on October 17, 2007).

                  The corresponding documents listed below are substantially identical in all material respects to the Per Aircraft Form Documents, with the following exceptions: (1) conforming changes have been made to reflect the appropriate United States registration number of each aircraft (i.e., N826MH, N840MH, N841MH, etc.), the appropriate model of each aircraft (i.e., Boeing 737-832, Boeing 767-332ER, Boeing 767-432ER, Boeing 777-232ER), the appropriate generic model of each aircraft (i.e., BOEING 737-800, BOEING 767-300, BOEING 767-400, BOEING 777-200), and the appropriate manufacturer's serial number of each aircraft; (2) the description and original principal amount of the equipment notes set forth on Schedule I to each Participation Agreement differ; (3) the dollar amount set forth on Exhibit C to each Indenture and Security Agreement differs according to the model of each aircraft; (4) the original principal amount of the equipment notes and the related amortization schedules, in each case as set forth in Schedule I to each Indenture and Security Agreement, differ; (5)  conforming changes have been made to reflect the appropriate engines relating to each aircraft (i.e., CFM International, Inc. CFM56-7B24, General Electric Company CF6-80C2B6F, General Electric Company CF6-80C2B7F, Rolls-Royce RB211-Trent 895-17), and the appropriate generic description thereof (i.e., CFM CFM56-7, GE CF6-80C2, ROLLS ROYCE TRENT800); (6) the definitions set forth in Annex A to the Participation Agreement and Indenture and Security Agreement differ with respect to each aircraft for conforming changes; (7) conforming changes have been made to each Equipment Note issued to reflect the Series of and amortization schedule for such Equipment Note; and (8) conforming changes have been made to reflect the dates on or as of which certain documents were executed and related events occurred in connection therewith.

(1)(a)	Participation Agreement (N826MH), dated as of October 23, 2007, among the Company, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.
(1)(b)	Indenture and Security Agreement (N826MH), dated as of October 23, 2007, between the Company and the Loan Trustee.
(1)(c)	Series 2007-1A-001 Equipment Note, No. A-001-1, dated October 23, 2007.
(1)(d)	Series 2007-1B-001 Equipment Note, No. B-001-1, dated October 23, 2007.
(1)(e)	Series 2007-1C-001 Equipment Note, No. C-001-1, dated October 23, 2007.

(2)(a)	Participation Agreement (N840MH), dated as of October 23, 2007, among the Company, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.
(2)(b)	Indenture and Security Agreement (N840MH), dated as of October 23, 2007, between the Company and the Loan Trustee.
(2)(c)	Series 2007-1A-002 Equipment Note, No. A-002-1, dated October 23, 2007.
(2)(d)	Series 2007-1B-002 Equipment Note, No. B-002-1, dated October 23, 2007.
(2)(e)	Series 2007-1C-002 Equipment Note, No. C-002-1, dated October 23, 2007.

(3)(a)	Participation Agreement (N841MH), dated as of October 23, 2007, among the Company, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.
(3)(b)	Indenture and Security Agreement (N841MH), dated as of October 23, 2007, between the Company and the Loan Trustee.
(3)(c)	Series 2007-1A-003 Equipment Note, No. A-003-1, dated October 23, 2007.
(3)(d)	Series 2007-1B-003 Equipment Note, No. B-003-1, dated October 23, 2007.
(3)(e)	Series 2007-1C-003 Equipment Note, No. C-003-1, dated October 23, 2007.

(4)(a)	Participation Agreement (N843MH), dated as of October 23, 2007, among the Company, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.
(4)(b)	Indenture and Security Agreement (N843MH), dated as of October 23, 2007, between the Company and the Loan Trustee.
(4)(c)	Series 2007-1A-004 Equipment Note, No. A-004-1, dated October 23, 2007.
(4)(d)	Series 2007-1B-004 Equipment Note, No. B-004-1, dated October 23, 2007.
(4)(e)	Series 2007-1C-004 Equipment Note, No. C-004-1, dated October 23, 2007.

(5)(a)	Participation Agreement (N844MH), dated as of October 23, 2007, among the Company, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.
(5)(b)	Indenture and Security Agreement (N844MH), dated as of October 23, 2007, between the Company and the Loan Trustee.
(5)(c)	Series 2007-1A-005 Equipment Note, No. A-005-1, dated October 23, 2007.
(5)(d)	Series 2007-1B-005 Equipment Note, No. B-005-1, dated October 23, 2007.
(5)(e)	Series 2007-1C-005 Equipment Note, No. C-005-1, dated October 23, 2007.

(6)(a)	Participation Agreement (N825MH), dated as of October 26, 2007, among the Company, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.
(6)(b)	Indenture and Security Agreement (N825MH), dated as of October 26, 2007, between the Company and the Loan Trustee.
(6)(c)	Series 2007-1A-006 Equipment Note, No. A-006-1, dated October 26, 2007.
(6)(d)	Series 2007-1B-006 Equipment Note, No. B-006-1, dated October 26, 2007.
(6)(e)	Series 2007-1C-006 Equipment Note, No. C-006-1, dated October 26, 2007.

(7)(a)	Participation Agreement (N827MH), dated as of October 26, 2007, among the Company, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.
(7)(b)	Indenture and Security Agreement (N827MH), dated as of October 26, 2007, between the Company and the Loan Trustee.
(7)(c)	Series 2007-1A-007 Equipment Note, No. A-007-1, dated October 26, 2007.
(7)(d)	Series 2007-1B-007 Equipment Note, No. B-007-1, dated October 26, 2007.
(7)(e)	Series 2007-1C-007 Equipment Note, No. C-007-1, dated October 26, 2007.

(8)(a)	Participation Agreement (N834MH), dated as of October 26, 2007, among the Company, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.
(8)(b)	Indenture and Security Agreement (N834MH), dated as of October 26, 2007, between the Company and the Loan Trustee.
(8)(c)	Series 2007-1A-008 Equipment Note, No. A-008-1, dated October 26, 2007.
(8)(d)	Series 2007-1B-008 Equipment Note, No. B-008-1, dated October 26, 2007.
(8)(e)	Series 2007-1C-008 Equipment Note, No. C-008-1, dated October 26, 2007.

(9)(a)	Participation Agreement (N835MH), dated as of October 26, 2007, among the Company, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.
(9)(b)	Indenture and Security Agreement (N835MH), dated as of October 26, 2007, between the Company and the Loan Trustee.
(9)(c)	Series 2007-1A-009 Equipment Note, No. A-009-1, dated October 26, 2007.
(9)(d)	Series 2007-1B-009 Equipment Note, No. B-009-1, dated October 26, 2007.
(9)(e)	Series 2007-1C-009 Equipment Note, No. C-009-1, dated October 26, 2007.

(10)(a)	Participation Agreement (N836MH), dated as of October 26, 2007, among the Company, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.
(10)(b)	Indenture and Security Agreement (N836MH), dated as of October 26, 2007, between the Company and the Loan Trustee.
(10)(c)	Series 2007-1A-010 Equipment Note, No. A-010-1, dated October 26, 2007.
(10)(d)	Series 2007-1B-010 Equipment Note, No. B-010-1, dated October 26, 2007.
(10)(e)	Series 2007-1C-010 Equipment Note, No. C-010-1, dated October 26, 2007.

(11)(a)	Participation Agreement (N837MH), dated as of October 26, 2007, among the Company, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.
(11)(b)	Indenture and Security Agreement (N837MH), dated as of October 26, 2007, between the Company and the Loan Trustee.
(11)(c)	Series 2007-1A-011 Equipment Note, No. A-011-1, dated October 26, 2007.
(11)(d)	Series 2007-1B-011 Equipment Note, No. B-011-1, dated October 26, 2007.
(11)(e)	Series 2007-1C-011 Equipment Note, No. C-011-1, dated October 26, 2007.

(12)(a)	Participation Agreement (N838MH), dated as of October 26, 2007, among the Company, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.
(12)(b)	Indenture and Security Agreement (N838MH), dated as of October 26, 2007, between the Company and the Loan Trustee.
(12)(c)	Series 2007-1A-012 Equipment Note, No. A-012-1, dated October 26, 2007.
(12)(d)	Series 2007-1B-012 Equipment Note, No. B-012-1, dated October 26, 2007.
(12)(e)	Series 2007-1C-012 Equipment Note, No. C-012-1, dated October 26, 2007.

(13)(a)	Participation Agreement (N839MH), dated as of October 26, 2007, among the Company, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.
(13)(b)	Indenture and Security Agreement (N839MH), dated as of October 26, 2007, between the Company and the Loan Trustee.
(13)(c)	Series 2007-1A-013 Equipment Note, No. A-013-1, dated October 26, 2007.
(13)(d)	Series 2007-1B-013 Equipment Note, No. B-013-1, dated October 26, 2007.
(13)(e)	Series 2007-1C-013 Equipment Note, No. C-013-1, dated October 26, 2007.

(14)(a)	Participation Agreement (N842MH), dated as of October 26, 2007, among the Company, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.
(14)(b)	Indenture and Security Agreement (N842MH), dated as of October 26, 2007, between the Company and the Loan Trustee.
(14)(c)	Series 2007-1A-014 Equipment Note, No. A-014-1, dated October 26, 2007.
(14)(d)	Series 2007-1B-014 Equipment Note, No. B-014-1, dated October 26, 2007.
(14)(e)	Series 2007-1C-014 Equipment Note, No. C-014-1, dated October 26, 2007.

(15)(a)	Participation Agreement (N861DA), dated as of October 26, 2007, among the Company, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.
(15)(b)	Indenture and Security Agreement (N861DA), dated as of October 26, 2007, between the Company and the Loan Trustee.
(15)(c)	Series 2007-1A-015 Equipment Note, No. A-015-1, dated October 26, 2007.
(15)(d)	Series 2007-1B-015 Equipment Note, No. B-015-1, dated October 26, 2007.
(15)(e)	Series 2007-1C-015 Equipment Note, No. C-015-1, dated October 26, 2007.

(16)(a)	Participation Agreement (N865DA), dated as of October 26, 2007, among the Company, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.
(16)(b)	Indenture and Security Agreement (N865DA), dated as of October 26, 2007, between the Company and the Loan Trustee.
(16)(c)	Series 2007-1A-016 Equipment Note, No. A-016-1, dated October 26, 2007.
(16)(d)	Series 2007-1B-016 Equipment Note, No. B-016-1, dated October 26, 2007.
(16)(e)	Series 2007-1C-016 Equipment Note, No. C-016-1, dated October 26, 2007.

(17)(a)	Participation Agreement (N866DA), dated as of October 26, 2007, among the Company, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.
(17)(b)	Indenture and Security Agreement (N866DA), dated as of October 26, 2007, between the Company and the Loan Trustee.
(17)(c)	Series 2007-1A-017 Equipment Note, No. A-017-1, dated October 26, 2007.
(17)(d)	Series 2007-1B-017 Equipment Note, No. B-017-1, dated October 26, 2007.
(17)(e)	Series 2007-1C-017 Equipment Note, No. C-017-1, dated October 26, 2007.

(18)(a)	Participation Agreement (N371DA), dated as of November 6, 2007, among the Company, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.
(18)(b)	Indenture and Security Agreement (N371DA), dated as of November 6, 2007, between the Company and the Loan Trustee.
(18)(c)	Series 2007-1A-018 Equipment Note, No. A-018-1, dated November 6, 2007.
(18)(d)	Series 2007-1B-018 Equipment Note, No. B-018-1, dated November 6, 2007.
(18)(e)	Series 2007-1C-018 Equipment Note, No. C-018-1, dated November 6, 2007.

(19)(a)	Participation Agreement (N3749D), dated as of November 6, 2007, among the Company, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.
(19)(b)	Indenture and Security Agreement (N3749D), dated as of November 6, 2007, between the Company and the Loan Trustee.
(19)(c)	Series 2007-1A-019 Equipment Note, No. A-019-1, dated November 6, 2007.
(19)(d)	Series 2007-1B-019 Equipment Note, No. B-019-1, dated November 6, 2007.
(19)(e)	Series 2007-1C-019 Equipment Note, No. C-019-1, dated November 6, 2007.

(20)(a)	Participation Agreement (N3750D), dated as of November 6, 2007, among the Company, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.
(20)(b)	Indenture and Security Agreement (N3750D), dated as of November 6, 2007, between the Company and the Loan Trustee.
(20)(c)	Series 2007-1A-020 Equipment Note, No. A-020-1, dated November 6, 2007.
(20)(d)	Series 2007-1B-020 Equipment Note, No. B-020-1, dated November 6, 2007.
(20)(e)	Series 2007-1C-020 Equipment Note, No. C-020-1, dated November 6, 2007.

(21)(a)	Participation Agreement (N3751B), dated as of November 6, 2007, among the Company, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.
(21)(b)	Indenture and Security Agreement (N3751B), dated as of November 6, 2007, between the Company and the Loan Trustee.
(21)(c)	Series 2007-1A-021 Equipment Note, No. A-021-1, dated November 6, 2007.
(21)(d)	Series 2007-1B-021 Equipment Note, No. B-021-1, dated November 6, 2007.
(21)(e)	Series 2007-1C-021 Equipment Note, No. C-021-1, dated November 6, 2007.

(22)(a)	Participation Agreement (N3752), dated as of November 6, 2007, among the Company, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.
(22)(b)	Indenture and Security Agreement (N3752), dated as of November 6, 2007, between the Company and the Loan Trustee.
(22)(c)	Series 2007-1A-022 Equipment Note, No. A-022-1, dated November 6, 2007.
(22)(d)	Series 2007-1B-022 Equipment Note, No. B-022-1, dated November 6, 2007.
(22)(e)	Series 2007-1C-022 Equipment Note, No. C-022-1, dated November 6, 2007.

(23)(a)	Participation Agreement (N3753), dated as of November 6, 2007, among the Company, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.
(23)(b)	Indenture and Security Agreement (N3753), dated as of November 6, 2007, between the Company and the Loan Trustee.
(23)(c)	Series 2007-1A-023 Equipment Note, No. A-023-1, dated November 6, 2007.
(23)(d)	Series 2007-1B-023 Equipment Note, No. B-023-1, dated November 6, 2007.
(23)(e)	Series 2007-1C-023 Equipment Note, No. C-023-1, dated November 6, 2007.

(24)(a)	Participation Agreement (N3754A), dated as of November 6, 2007, among the Company, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.
(24)(b)	Indenture and Security Agreement (N3754A), dated as of November 6, 2007, between the Company and the Loan Trustee.
(24)(c)	Series 2007-1A-024 Equipment Note, No. A-024-1, dated November 6, 2007.
(24)(d)	Series 2007-1B-024 Equipment Note, No. B-024-1, dated November 6, 2007.
(24)(e)	Series 2007-1C-024 Equipment Note, No. C-024-1, dated November 6, 2007.

(25)(a)	Participation Agreement (N3755D), dated as of November 6, 2007, among the Company, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.
(25)(b)	Indenture and Security Agreement (N3755D), dated as of November 6, 2007, between the Company and the Loan Trustee.
(25)(c)	Series 2007-1A-025 Equipment Note, No. A-025-1, dated November 6, 2007.
(25)(d)	Series 2007-1B-025 Equipment Note, No. B-025-1, dated November 6, 2007.
(25)(e)	Series 2007-1C-025 Equipment Note, No. C-025-1, dated November 6, 2007.

(26)(a)	Participation Agreement (N3756), dated as of November 6, 2007, among the Company, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.
(26)(b)	Indenture and Security Agreement (N3756), dated as of November 6, 2007, between the Company and the Loan Trustee.
(26)(c)	Series 2007-1A-026 Equipment Note, No. A-026-1, dated November 6, 2007.
(26)(d)	Series 2007-1B-026 Equipment Note, No. B-026-1, dated November 6, 2007.
(26)(e)	Series 2007-1C-026 Equipment Note, No. C-026-1, dated November 6, 2007.

(27)(a)	Participation Agreement (N3757D), dated as of November 6, 2007, among the Company, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.
(27)(b)	Indenture and Security Agreement (N3757D), dated as of November 6, 2007, between the Company and the Loan Trustee.
(27)(c)	Series 2007-1A-027 Equipment Note, No. A-027-1, dated November 6, 2007.
(27)(d)	Series 2007-1B-027 Equipment Note, No. B-027-1, dated November 6, 2007.
(27)(e)	Series 2007-1C-027 Equipment Note, No. C-027-1, dated November 6, 2007.

(28)(a)	Participation Agreement (N3758Y), dated as of November 6, 2007, among the Company, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.
(28)(b)	Indenture and Security Agreement (N3758Y), dated as of November 6, 2007, between the Company and the Loan Trustee.

(28)(c)	Series 2007-1A-028 Equipment Note, No. A-028-1, dated November 6, 2007.
(28)(d)	Series 2007-1B-028 Equipment Note, No. B-028-1, dated November 6, 2007.
(28)(e)	Series 2007-1C-028 Equipment Note, No. C-028-1, dated November 6, 2007.

(29)(a)	Participation Agreement (N174DZ), dated as of November 6, 2007, among the Company, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.
(29)(b)	Indenture and Security Agreement (N174DZ), dated as of November 6, 2007, between the Company and the Loan Trustee.
(29)(c)	Series 2007-1A-029 Equipment Note, No. A-029-1, dated November 6, 2007.
(29)(d)	Series 2007-1B-029 Equipment Note, No. B-029-1, dated November 6, 2007.
(29)(e)	Series 2007-1C-029 Equipment Note, No. C-029-1, dated November 6, 2007.

(30)(a)	Participation Agreement (N175DZ), dated as of November 6, 2007, among the Company, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.
(30)(b)	Indenture and Security Agreement (N175DZ), dated as of November 6, 2007, between the Company and the Loan Trustee.
(30)(c)	Series 2007-1A-030 Equipment Note, No. A-030-1, dated November 6, 2007.
(30)(d)	Series 2007-1B-030 Equipment Note, No. B-030-1, dated November 6, 2007.
(30)(e)	Series 2007-1C-030 Equipment Note, No. C-030-1, dated November 6, 2007.

(31)(a)	Participation Agreement (N176DZ), dated as of November 6, 2007, among the Company, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.
(31)(b)	Indenture and Security Agreement (N176DZ), dated as of November 6, 2007, between the Company and the Loan Trustee.
(31)(c)	Series 2007-1A-031 Equipment Note, No. A-031-1, dated November 6, 2007.
(31)(d)	Series 2007-1B-031 Equipment Note, No. B-031-1, dated November 6, 2007.
(31)(e)	Series 2007-1C-031 Equipment Note, No. C-031-1, dated November 6, 2007.

(32)(a)	Participation Agreement (N177DZ), dated as of November 6, 2007, among the Company, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.
(29)(b)	Indenture and Security Agreement (N177DZ), dated as of November 6, 2007, between the Company and the Loan Trustee.
(32)(c)	Series 2007-1A-032 Equipment Note, No. A-032-1, dated November 6, 2007.
(32)(d)	Series 2007-1B-032 Equipment Note, No. B-032-1, dated November 6, 2007.
(32)(e)	Series 2007-1C-032 Equipment Note, No. C-032-1, dated November 6, 2007.

(33)(a)	Participation Agreement (N860DA), dated as of November 6, 2007, among the Company, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.
(33)(b)	Indenture and Security Agreement (N860DA), dated as of November 6, 2007, between the Company and the Loan Trustee.
(33)(c)	Series 2007-1A-033 Equipment Note, No. A-033-1, dated November 6, 2007.
(33)(d)	Series 2007-1B-033 Equipment Note, No. B-033-1, dated November 6, 2007.
(33)(e)	Series 2007-1C-033 Equipment Note, No. C-033-1, dated November 6, 2007.

(34)(a)	Participation Agreement (N862DA), dated as of November 6, 2007, among the Company, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.
(34)(b)	Indenture and Security Agreement (N862DA), dated as of November 6, 2007, between the Company and the Loan Trustee.

(34)(c)	Series 2007-1A-034 Equipment Note, No. A-034-1, dated November 6, 2007.
(34)(d)	Series 2007-1B-034 Equipment Note, No. B-034-1, dated November 6, 2007.
(34)(e)	Series 2007-1C-034 Equipment Note, No. C-034-1, dated November 6, 2007.

(35)(a)	Participation Agreement (N863DA), dated as of November 6, 2007, among the Company, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.
(35)(b)	Indenture and Security Agreement (N863DA), dated as of November 6, 2007, between the Company and the Loan Trustee.
(35)(c)	Series 2007-1A-035 Equipment Note, No. A-035-1, dated November 6, 2007.
(35)(d)	Series 2007-1B-035 Equipment Note, No. B-035-1, dated November 6, 2007.
(35)(e)	Series 2007-1C-035 Equipment Note, No. C-035-1, dated November 6, 2007.

(36)(a)	Participation Agreement (N864DA), dated as of November 6, 2007, among the Company, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust.
(36)(b)	Indenture and Security Agreement (N864DA), dated as of November 6, 2007, between the Company and the Loan Trustee.
(36)(c)	Series 2007-1A-036 Equipment Note, No. A-036-1, dated November 6, 2007.
(36)(d)	Series 2007-1B-036 Equipment Note, No. B-036-1, dated November 6, 2007.
(36)(e)	Series 2007-1C-036 Equipment Note, No. C-036-1, dated November 6, 2007.